PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
PGIM Ultra Short Bond ETF

Ticker Symbol: PULS	Listing Exchange: NYSE Arca, Inc.
SUMMARY PROSPECTUS  |  October 30, 2020
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com. You can also get this information at no cost by calling 1-888-247-8090 or by sending an e-mail to: prospectus@prudentialfundsemail.com. The Fund's Prospectus and SAI, both dated October 30, 2020, as supplemented and amended from time to time, and the Fund's Annual Report, dated August 31, 2020 are all incorporated by reference into (legally made a part of) this Summary Prospectus.
IMPORTANT INFORMATION
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an e-mail request to PGIM Investments at shareholderreports@pgim.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek total return through a combination of current income and capital appreciation, consistent with preservation of capital.
FUND FEES AND EXPENSES
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The management agreement between PGIM ETF Trust (the Trust) and PGIM Investments LLC (PGIM Investments) (the Management Agreement) provides that PGIM Investments will pay all operating expenses of the Fund, except for certain expenses, including but not limited to, interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), and acquired fund fees and expenses. For more information on the fee structure pertaining to the Management Agreement please refer to the Fund’s Statement of Additional Information.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.15%
Distribution and service (12b-1) fees	None
Other expenses	None
Total annual Fund operating expenses	0.15%
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. It assumes that you invest $10,000 in the Fund for the time periods indicated. It assumes a 5% return on your investment each year and that the Fund's operating expenses remain the same Your actual costs may be higher or lower.
ETF1000A

Number of Years You Own Shares	1 Year	3 Years	5 Years	10 Years
	$15	$48	$85	$192
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 47% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of investment grade, US dollar denominated short-term fixed, variable and floating rate debt instruments. Under normal market conditions, the Fund invests at least 80% of its investable assets in bonds with varying maturities. For purposes of this policy, bonds include fixed income instruments issued by the US Government, its agencies and instrumentalities, as well as commercial paper, money market instruments, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), obligations issued by non-US banks, companies or non-US governments, and municipal bonds and notes. The term “investable assets” refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund is an actively managed exchange-traded fund (ETF) and, thus, does not seek to replicate the performance of a specified index.
Although the Fund may invest in instruments of any duration or maturity, the Fund normally will seek to maintain a weighted average portfolio duration of one year or less and a weighted average maturity of three years or less. The Fund’s weighted average portfolio duration and maturity, however, may be longer at any time or from time to time based on market conditions. Duration should not be confused with maturity. Duration is the magnitude of the change in the price of a bond relative to a given change in the market interest rate. Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration provides an indication of the potential volatility of the price of a portfolio of bonds prior to maturity and a greater sensitivity to changes in interest rates typically corresponds to higher volatility and higher risk. For example, if a portfolio has a duration of three years and interest rates increase by 1%, then the portfolio would be expected to decline in value by approximately 3%.
The Fund may only invest in fixed income investments that have a minimum short term rating (i.e., ratings assigned to securities generally having an original maturity not exceeding one year) of at least A2 by S&P Global Ratings (S&P) or P2 by Moody’s Investors Service, Inc. (Moody’s) or a minimum long-term rating (i.e., ratings assigned to securities generally having an original maturity exceeding one year) of BBB- by Moody’s or Baa3 by S&P, or the equivalent by another nationally recognized statistical rating organization (NRSRO). The Fund may also invest in unrated fixed income investments that the Fund’s subadviser determines to be of comparable quality to the rated fixed income investments. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. A rating is an assessment of the likelihood of the timely payment of interest and repayment of principal and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of a company.
Some (but not all) of the US Government securities and mortgage-related securities in which the Fund will invest are backed by the full faith and credit of the US Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These include obligations of the Government National Mortgage Association (GNMA or “Ginnie Mae”) and the Farmers Home Administration and the Export-Import Bank. Securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or “Fannie Mae”), the Student Loan Marketing Association (SLMA or “Sallie Mae”), the Federal Home Loan Mortgage Corporation (FHLMC or “Freddie Mac”), the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the US Government. However, these issuers have the right to borrow from the US Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt obligations.
In managing the Fund’s assets, the subadviser uses a combination of top-down economic analysis and bottom-up research in conjunction with proprietary quantitative models and risk management systems. In the top-down economic analysis, the subadviser develops views on economic, policy and market trends. In its bottom-up research, the subadviser develops an internal rating and outlook on issuers. The rating and outlook are determined based on a thorough review of the financial health and trends of the issuer. The subadviser may also consider investment factors such as expected total return, yield, spread and potential for price appreciation as well as credit quality, maturity and risk.
Principal Risks
All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time.

You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in “How to Buy and Sell Shares of the Fund” in the Fund’s Prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these Authorized Participants exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to net asset value (NAV), may trade at larger spreads, and possibly face trading halts and/or delisting.
Bond Obligations Risk. As with credit risk, market risk and interest rate risk, the Fund's holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.
Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares of the Fund may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.
Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
ETF Shares Trading Risk. Fund shares are listed for trading on NYSE Arca, Inc. (the Exchange) and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund's NAV, the intraday value of the Fund's holdings and supply and demand for shares of the Fund. We cannot predict whether shares of the Fund will trade above, below or at their NAV. Trading on the Exchange, including trading of Fund shares, may be halted in certain circumstances and shareholders may not be able to sell Fund shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund's portfolio investments. This adverse effect on the liquidity of the Fund's shares could lead to differences between the market price of the Fund's shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Fund will continue to be met. At times, trading in the securities of ETFs has become volatile and unpredictable and the price of ETF shares has diverged from market driven fundamentals.
Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares of the Fund (including through a trading halt), as well as other factors, may result in the Fund's shares trading on the Exchange significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund's holdings. Premiums and discounts relate to differences between the market price and NAV of the Fund's shares. During such periods, you may incur significant losses if you sell your shares of the Fund.
The securities held by the Fund may be traded in markets that close at a different time than the Exchange and may trade outside of a collateralized settlement system. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the Exchange is open but after the applicable market closing, fixing or settlement times, bid-ask spreads for the Fund's shares on the Exchange and the corresponding premium or discount between the market price for Fund shares and their NAV may widen. Additionally, during times when the Exchange is open but after the applicable market is closed, there may be changes between the last quote from the closed foreign market and the value of such security during the Fund's trading day on the Exchange and this may lead to differences between the market price of the Fund's shares and the underlying value of those shares.

Cost of Buying or Selling Shares. When you buy or sell shares of the Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares of the Fund, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund's shares varies over time based on the Fund's trading volume, the spread of the Fund's underlying securities, and market liquidity and may increase if the Fund's trading volume, the spread of the Fund's underlying securities, or market liquidity decreases. In times of severe market disruption, including when trading of the Fund's holdings may be halted, the bid-ask spread may increase significantly. This means that the shares may trade at a discount to the Fund's NAV, and the discount is likely to be greatest during significant market volatility.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
LIBOR Risk. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Disruption and Geopolitical Risks. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Money Market Instruments Risk. The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. If a significant amount of the Fund's assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective.
Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.
New/Small Fund Risk. The Fund recently commenced operations and has a limited operating history. As a new and relatively small fund, the Fund's performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed. Shareholders holding large blocks of shares of the Fund, including the Manager and its affiliates, may hold their shares for long periods of time, which may lead to reduced trading volumes, wider trading spreads and impede the development or maintenance of an active secondary trading market for Fund shares. These large shareholders may also loan or sell all or a portion of their Fund shares, which may result in increasing concentration of Fund shares in a small number of holders, and the potential for large redemptions, decreases in Fund assets and increased expenses for remaining shareholders.
No Guarantee of Active Trading Market Risk. While shares of the Fund are listed on the Exchange, there can be no assurance that active trading markets for the shares will develop or be maintained by market makers or by Authorized Participants. The distributor of the Fund’s shares does not maintain a secondary market in the shares.
Non-Money Market Fund Risk. The Fund is not a money market fund. The Fund does not seek to maintain a stable net asset value (NAV) of $1.00 per share. The Fund’s NAV and market value will fluctuate every day and these fluctuations may be significant on certain days. Also, the Fund is not subject to the liquidity requirements and investment and credit quality restrictions applicable to money market funds. There can be no guarantee that the Fund will generate higher returns than money market funds.
Non-US Securities Risk. Investments in securities of non-US issuers (including those denominated in US dollars) generally involve more risk than investing in securities of US issuers. Non-US political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the US. Non-US legal systems generally have fewer regulatory requirements than the US legal system. In general, less information is publicly available about non-US companies than about US companies. Non-US companies generally are not subject to the same accounting, auditing, and financial reporting standards as are US companies.
Prepayment Risk. The Fund may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, the Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. If the issuer of a non-collateralized debt security defaults on the obligation, there is no collateral that the security holder may sell to satisfy the debt.
US Government and Agency Securities Risk. US Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all US Government securities are insured or guaranteed by the full faith and credit of the US Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Connecticut Avenue Securities issued by Fannie Mae and Structured Agency Credit Risk issued by Freddie Mac carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some US Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the US Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of US Government securities may be affected by changes in the credit rating of the US Government.
Variable and Floating Rate Bonds Risk. Variable and floating rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.  The settlement period for such bonds can be longer than seven days.
Performance

The following bar chart shows the performance of the Fund’s shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund’s average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:		Worst Quarter:
0.98%	1st Quarter 2019	0.72%	4th Quarter 2019

1The total return for the Fund’s shares from January 1, 2020 to September 30, 2020 was 1.05%.
Average Annual Total Returns % (as of 12-31-19)
	1 Year	Since Inception
Return Before Taxes	3.20%	2.81% (4-05-2018)
Return After Taxes on Distributions	1.98%	1.66% (4-05-2018)
Return After Taxes on Distributions and Sale of Fund Shares	1.89%	1.66% (4-05-2018)
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-19)
ICE BofA 3-Month T Bill Index	2.28%	2.17%*
ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index	2.60%	2.49%*
*Since Inception returns for the Indices are measured from the closest month-end to the Fund’s inception date.
MANAGEMENT OF THE FUND
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Fixed Income PGIM Limited	Joseph D’Angelo	Managing Director and Head of PGIM Fixed Income’s Money Markets Team	April 2018
		Jeffrey M. Venezia, MBA	Vice President	August 2020
BUYING AND SELLING FUND SHARES
Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries at market prices and are not individually redeemable by the ETF. Shares of the Fund are listed for trading on the Exchange, and because the shares of the Fund trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), PGIM or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

By Mail:	PGIM Investments LLC, 655 Broad Street, 17th Floor, Newark NJ 07102
By Telephone:	(888) 247-8090 or (973) 802-2093 (outside the US)
On the Internet:	www.pgiminvestments.com
ETF1000A